Exhibit 99.1

CareDx Reports Third Quarter 2016 Financial Results

BRISBANE, CA, November 9, 2016: CareDx, Inc. (Nasdaq: CDNA), a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients, today reported financial results for the third quarter ended September 30, 2016.

Recent highlights:

•	Achieved total revenue for the third quarter of 2016 of $12.5M, up 74% year-over-year

○	AlloMap® revenues were $8.6M in the quarter, with US tests volume up by 6% year-over-year

○	Olerup® revenues contributed $3.8M in the third quarter

•	Launched Olerup QTYPE, the Company’s real-time q-PCR based HLA typing solution

•	Further advanced AlloSure, a clinical grade NGS test to measure donor organ injury featured in the Journal of Molecular Diagnostics

“We continue to execute on our growth strategy, with a successful first full quarter of integration of the Olerup products and further development of our pipeline products, most importantly AlloSure,” said Peter Maag, CareDx President and Chief Executive Officer. “The reimbursement team has also made significant progress in catching up on collections.”

Third Quarter Financial Results

Revenue for the three months ended September 30, 2016 increased to $12.5 million, up from $7.2 million in the same period in 2015, reflecting the contribution of Olerup sales following the acquisition. Pro forma revenue growth was 13% year-over-year. The revenue trend also reflects $0.9 million of catch up revenue from progress in cash collections.

For the third quarter of 2016, net loss was $3.8 million compared to net loss of $3.5 million in the third quarter of 2015. Diluted net loss per share were $0.26 in the third quarter of 2016, compared to diluted net loss per share of $0.29 in the third quarter of 2015.

For the third quarter of 2016, non-GAAP net loss was $2.9 million compared to non-GAAP net loss of $3.5 million in the third quarter of 2015. Non-GAAP basic and diluted net loss per share were $0.15 in the third quarter of 2016, compared to non-GAAP basic and diluted net loss per share of $0.29 in the third quarter of 2015. For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

Cash and cash equivalents were $22.3 million as of September 30, 2016.

For more information regarding our results, please see “Purchase Accounting” below.

2016 Guidance

For the full year 2016, we are narrowing our revenue guidance to the high end of our previously stated range. We expect fiscal 2016 revenue to grow by low- to mid-single digits on a pro forma basis over fiscal 2015 revenue, assuming that the Allenex acquisition closed on January 1, 2016. Actual reported results will only include Allenex results subsequent to the close of the acquisition on April 14, 2016, and we expect reported revenue for the full year 2016 to be in the range of $41 million to $42 million.

Purchase Accounting

The Company has accounted for the acquisition of Allenex as a business combination. Under business combination accounting, the total purchase price was allocated to Allenex’s net tangible and identifiable intangible assets based on their estimated fair values as of April 14, 2016, the closing date, which are reflected in our Condensed Consolidated Balance Sheet on a preliminary basis as of September 30, 2016 as set forth herein. The excess of the purchase price over the preliminary net tangible and identifiable intangible assets was recorded as goodwill. The preliminary allocation of the purchase price was based upon a third-party valuation and our estimates and assumptions, which are subject to change. The primary areas of the purchase price allocation that are not yet finalized relate to valuation of acquired inventory, income and non-income based taxes and residual goodwill. In addition, upon the finalization of the combined company’s legal entity structure, additional adjustments to deferred taxes may be required. The final determination of the fair values of certain assets and liabilities will be completed within the measurement period of up to one year from the acquisition date, as permitted under GAAP, as additional information is obtained about the facts and circumstances that existed as of the acquisition closing date. Any potential adjustments made could be material in relation to the amounts presented in our financial statements.

Conference Call

Management will host a conference call today beginning at 1:30 pm PT/4:30 pm ET. Individuals interested in listening to the conference call may do so by dialing (855) 420-0616 for domestic callers or (678) 304-6848 for international callers. Please reference Conference ID: 7448753. To listen to a live webcast, please visit the investor relations section of CareDx’s website at: www.CareDx.com.

A replay of the call will be available beginning November 9, 2016 at 4:30 pm PT/7:30 pm ET through 4:30 pm PT/7:30 pm ET on November 10, 2016. To access the replay, dial (855) 859-2056 or (404) 537-3406 and reference Conference ID: 7448753. The webcast will also be available on CareDx’s website for one year following the completion of the call.

About CareDx

CareDx, Inc., headquartered in Brisbane, California, is a global molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients. CareDx offers AlloMap®, a gene expression test that aids clinicians in identifying heart transplant patients with stable graft function who have a low probability of moderate to severe acute cellular rejection (ACR). CareDx is developing additional products for transplant monitoring using a variety of technologies, including AlloSure®, a proprietary next-generation sequencing-based test to detect donor-derived cell-free DNA (dd-cfDNA) after transplantation.

CareDx, with its presence through Olerup, also develops, manufactures, markets and sells high quality products that increase the chance of successful transplants by facilitating a better match between a donor and a recipient of stem cells and organs. Olerup SSP® is a set of HLA typing products used prior to hematopoietic stem cell/bone marrow transplantation and organ transplantation. XM-ONE® is the first standardized test that quickly identifies a patient’s antigens against HLA Class I, Class II or antibodies against a donor’s endothelium. For more information, please visit: www.CareDx.com.

Forward Looking Statements

In addition to historical information, this press release contains forward-looking statements with respect to our business, research, development and commercialization efforts and anticipated future financial results, including our guidance for full fiscal 2016 revenue and statements regarding the potential adjustment of the purchase accounting for the Company’s acquisition of Allenex on April 14, 2016. These forward-looking statements are based upon information that is currently available to us and our current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including risks related to our ability to complete diagnostic studies, including obtaining sufficient clinical samples and participation of clinical investigators in such studies, the timeline for completion of research efforts, development and commercialization of additional diagnostic solutions including cell-free DNA, which is a lengthy and complex process that may not be successful, our dependence on Medicare for a substantial portion of our revenue, and our dependence on health insurers and other third-party payers to provide coverage for our current test and future tests, if any, completion of management’s and our independent registered public accounting firm’s review of our financial statements as of and for the period ended September 30, 2016, obtaining additional information about the fair values of certain assets and liabilities of Allenex that existed as of the April 14, 2016 acquisition date and finalization of the combined company’s legal entity structure. These factors, together with those that are described in our filings with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, and the Annual Report on Form 10-K for the year ended December 31, 2015 as filed by us with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.

Use of Non-GAAP Financial Measures

CareDx has presented certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis in this release, including non-GAAP net loss and non-GAAP basic and diluted net loss per share. We define non-GAAP net loss and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants and contingent consideration; acquisition related amortization of intangible assets, purchase accounting adjustments and related tax effects, costs involved with completing an acquisition, and certain financing charges. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

Investor Contact

Jamar Ismail, Vice President

Westwicke Partners, LLC

T: +1 415-513-1282

E: jamar.ismail@westwicke.com

CareDx, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue:
Testing revenue	$8,613	$7,007	$22,317	$21,147
Product revenue	3,754	—	7,228	—
Collaboration, license and other revenue	108	144	226	349

Total revenue	12,475	7,151	29,771	21,496
Operating expenses:
Cost of testing	2,604	2,568	8,228	7,786
Cost of product	3,355	—	6,411	—
Research and development	2,930	2,698	9,231	6,629
Sales and marketing	3,451	2,062	8,544	6,453
General and administrative	5,180	3,361	16,250	8,553
Change in estimated fair value of contingent consideration	(112)	(345)	(422)	(456)

Total operating expenses	17,408	10,344	48,242	28,965

Loss from operations	(4,933)	(3,193)	(18,471)	(7,469)
Interest expense	(568)	(251)	(1,351)	(1,334)
Other expense	(133)	(45)	(3,334)	(142)
Change in estimated fair value of common stock warrant liability	1,386	—	(1,779)	—

Loss before income taxes	(4,248)	(3,489)	(24,935)	(8,945)
Income tax benefit	449	—	888	—

Net loss	(3,799)	(3,489)	(24,047)	(8,945)
Net loss attributable to noncontrolling interest	35	—	58	—

Net loss attributable to CareDx, Inc.	$(3,764)	$(3,489)	$(23,989)	$(8,945)

Net loss per share attributable to CareDx, Inc.:
Diluted	$(0.26)	$(0.29)	$(1.61)	$(0.76)

Weighted average shares used to compute net loss per share attributable to CareDx, Inc.:
Diluted	19,481,424	11,890,057	14,894,218	11,846,921

CareDx, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands, except share amount and par value)

	September 30, 2016	December 31, 2015 (1)
Assets
Current assets:
Cash and cash equivalents	$22,265	$29,888
Accounts receivable	4,568	2,367
Inventory	7,444	766
Prepaid and other assets	846	1,341

Total current assets	35,123	34,362
Property and equipment, net	3,305	2,425
Intangible assets, net	35,444	6,650
Goodwill	28,047	12,005
Restricted cash	143	147
Other noncurrent assets	30	49

Total assets	$102,092	$55,638

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,464	$1,644
Accrued payroll liabilities	3,725	2,366
Accrued and other liabilities	8,204	2,892
Accrued royalties	310	242
Deferred revenue	58	142
Deferred purchase consideration	5,942	—
Current portion of long-term debt	17,902	2,866

Total current liabilities	39,605	10,152
Deferred rent, net of current portion	1,190	1,426
Deferred revenue, net of current portion	744	703
Deferred tax liability	6,896	—
Long-term debt, net of current portion	8,496	12,887
Contingent consideration	526	948
Common stock warrant liability	6,736	—
Other liabilities	1,119	28

Total liabilities	65,312	26,144
Stockholders’ equity:
Common stock	21	12
Additional paid-in capital	235,087	202,564
Accumulated other comprehensive loss	(1,831)	—
Accumulated deficit	(197,071)	(173,082)

Total CareDx Inc. stockholders’ equity	36,206	29,494
Noncontrolling interest	574	—

Total stockholders’ equity	36,780	29,494

Total liabilities and stockholders’ equity	$102,092	$55,638

(1)	The condensed balance sheet at December 31, 2015 has been derived from audited financial statements.

CareDx, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Cost of testing reconciliation:
GAAP cost of testing	$2,604	$2,568	$8,228	$7,786
Stock-based compensation expense	(38)	(23)	(105)	(91)

Non-GAAP cost of testing	$2,566	$2,545	$8,123	$7,695

Cost of product reconciliation:
GAAP cost of product	$3,355	$—	$6,411	$—
Acquisition related-amortization of purchased intangibles	(343)	—	(646)	—
Acquisition related-amortization of inventory valuation adjustment	(1,273)	—	(2,438)	—

Non-GAAP cost of product	$1,739	$—	$3,327	$—

Research and development expenses reconciliation:
GAAP research and development expenses	$2,930	$2,698	$9,231	$6,629
Stock-based compensation expense	(47)	(80)	(118)	(215)

Non-GAAP research and development expenses	$2,883	$2,618	$9,113	$6,414

Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$3,451	$2,062	$8,544	$6,453
Acquisition related-amortization of purchased intangibles	(241)	—	(454)	—
Stock-based compensation expense	(109)	(37)	(321)	(93)

Non-GAAP sales and marketing expenses	$3,101	$2,025	$7,769	$6,360

General and administrative expenses reconciliation:
GAAP general and administrative expenses	$5,180	$3,361	$16,250	$8,553
Acquisition related fees and expenses	(458)	—	(4,298)	—
Stock-based compensation expense	(261)	(198)	(723)	(628)

Non-GAAP general and administrative expenses	$4,461	$3,163	$11,229	$7,925

Contingent consideration remeasurement reconciliation:
GAAP contingent consideration remeasurement	$(112)	$(345)	$(422)	$(456)
Contingent consideration remeasurement	112	345	422	456

Non-GAAP contingent consideration remeasurement	$—	$—	$—	$—
Change in estimated fair value of common stock warrant liability reconciliation:
GAAP change in estimated fair value of common stock warrant liability	$1,386	$—	$(1,779)	$—
Change in estimated fair value of common stock warrant liability	(1,386)	—	1,779	—

Non-GAAP change in estimated fair value of common stock warrant liability	$—	$—	$—	$—
Other expense, net reconciliation:
GAAP other expense, net	$(133)	$(45)	$(3,334)	$(142)
Debt financing related fees and expenses	—	—	2,939	—

Non-GAAP other expense, net	$(133)	$(45)	$(395)	$(142)

Income tax benefit reconciliation:
GAAP income tax benefit	$449	$—	$888	$—
Tax effect related to amortization of purchased intangibles	(427)	—	(807)	—

Non-GAAP income tax benefit, net	$22	$—	$81	$—

Net loss reconciliation:
GAAP net loss attributable to CareDx	$(3,764)	$(3,489)	$(23,989)	$(8,945)
Acquisition related-amortization of purchased intangibles	584	—	1,100	—
Acquisition related-amortization of inventory valuation adjustment	1,273	—	2,438	—
Tax effect related to amortization of purchased intangibles	(427)	—	807	—
Acquisition related fees and expenses	458	—	4,298	—
Debt financing related fees and expenses	—	—	2,939	—
Stock-based compensation expenses	455	338	1,267	1,027
Contingent consideration remeasurement	(112)	(345)	(422)	(456)
Warrant liability remeasurement	(1,386)	—	1,779	—

Non-GAAP net loss	$(2,919)	$(3,496)	$(9,783)	$(8,374)

Basic and diluted net loss per share reconciliation:
GAAP basic and diluted net loss per share attributable to CareDx	$(0.20)	$(0.29)	$(1.61)	$(0.76)
Acquisition related-amortization of purchased intangibles	0.03	—	0.07	—
Acquisition related-amortization of inventory valuation adjustment	0.07	—	0.16	—
Tax effect related to amortization purchased intangibles	(0.02)	—	0.05	—
Acquisition related fees and expenses	0.02	—	0.29	—
Debt financing related fees and expenses	—	—	0.20	—
Stock-based compensation expenses	0.02	0.03	0.09	0.09
Contingent consideration remeasurement	(0.01)	(0.03)	(0.03)	(0.04)
Warrant liability remeasurement	(0.07)	—	0.12	—

Non-GAAP basic and diluted net loss per share attributable to CareDx	$(0.15)	$(0.29)	$(0.66)	$(0.71)

Non-GAAP adjustment summary:
Cost of testing adjustments	$38	$23	$105	$91
Cost of sales adjustments	1,616	—	3,084	—
Research and development expenses adjustments	47	80	118	215
Sales and marketing expenses adjustments	350	37	775	93
General and administrative expenses adjustments	719	198	5,021	628
Contingent consideration remeasurement	(112)	(345)	(422)	(456)
Other expense adjustments	—	—	2,939	—
Warrant liability remeasurement	(1,386)	—	1,779	—
Tax effect related to amortization of purchased intangibles	(427)	—	807	—

Total Non-GAAP adjustment summary:	$845	$(7)	$14,206	$571